UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
December 5, 2019
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American Assets Trust, Inc.
(Exact name of registrant as specified in its charter)

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Maryland	001-35030	27-3338708
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

11455 El Camino Real, Suite 200
San Diego, California 92130
(Address of principal executive offices and Zip Code)

(858) 350-2600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Name of Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
American Assets Trust, Inc.	Common Stock, par value $0.01 per share	AAT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to Annual Incentive Bonus Plan and Plan Guidelines for 2020

On December 5, 2019, the Compensation Committee of American Assets Trust, Inc. (the “Company”) approved a restated incentive bonus plan in effect for 2020 to reflect the target bonuses thereunder for Robert F. Barton, our Executive Vice President and Chief Financial Officer (100% of base salary), Adam Wyll, our Executive Vice President and Chief Operating Officer (85% of base salary), and Jerry Gammieri, our Vice President of Construction and Development (50% of base salary).

Our 2020 incentive bonus plan continues to focus annual cash bonus opportunities and payouts based, in part, on the achievement of specific, pre-established corporate performance objectives, and based, in part, on individual performance, for each executive officer that participates in the plan (each a “Participant”). Under our 2020 incentive bonus plan, 50% of a Participant’s annual bonus will be tied, in part, to corporate performance, with “threshold,” “target” and “maximum” performance levels corresponding to the payout levels for the corporate component of each Participant’s target annual bonus payout (with below threshold performance representing a 0% payout level, target performance representing a 100% payout level and maximum or greater performance representing a 200% payout level, for each financial measure). The corporate financial measure to be utilized for the 2020 plan guidelines under the incentive bonus plan continues to be funds from operations per share (or FFO per share).  The other 50% of a Participant’s annual bonus will continue to be determined in the discretion of the Compensation Committee based on the Participant’s individual performance and such other factors as the Compensation Committee deems appropriate. A Participant’s maximum overall bonus under the plan may not exceed 250% of his or her target bonus, unless otherwise determined by the Compensation Committee.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Assets Trust, Inc.
	By:	/s/ Adam Wyll
Adam Wyll Executive Vice President and Chief Operating Officer
December 9, 2019

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